Exhibit 99.1

Berkshire Hills Reports Second Quarter Net Income of $24 Million, or $0.55 Earnings per Share

10% EPS Growth Year-over-Year

•	Period-end loan growth of 2%; total deposits unchanged
•	Net loan charge-offs decreased $1.1 million; credit loss allowance increased $2.2 million commensurate with loan growth
•	TCE ratio of 7.9 percent and CET1 ratio of 12.1 percent
•	Repurchased $12 million of stock in 2Q23

BOSTON, July 20, 2023 - Berkshire Hills Bancorp, Inc. (NYSE: BHLB) today reported results for the second quarter of 2023. These results along with comparison periods are summarized below:

($ in millions, except per share data)	June 30, 2023	Mar. 31, 2023	June 30, 2022
Net income	$23.9	$27.6	$$23.1
Per share	0.55	0.63	0.50
Operating earnings[1]	23.9	27.6	23.6
Per share	0.55	0.63	0.51

Net interest income, non FTE	$92.8	$97.5	$81.4
Net interest income, FTE	94.7	99.4	82.9
Net interest margin, FTE	3.24%	3.58%	3.11%
Non-interest income	17.1	16.6	16.4
Operating non-interest income[1]	17.1	16.6	17.3

Non-interest expense	$74.0	$72.0	$68.5
Operating non-interest expense[1]	74.0	72.0	68.4
Efficiency ratio[1]	63.6%	59.5%	66.6%

Average balances
Loans	$8,791	$8,515	$7,492
Deposits	9,568	9,676	9,755

Period-end balances
Loans	8,882	8,682	7,803
Deposits	10,068	10,068	10,115

1. See non-GAAP financial measures and reconciliation to GAAP measures on page 12.

Berkshire CEO Nitin Mhatre stated, “I’m pleased with our progress, as we continue to grow the company strategically while posting higher earnings per share year-over-year. In this dynamic banking environment, Berkshire’s teams are serving clients and communities with focus and discipline. Reflecting the quality of our underwriting and business model, credit performance remains strong and deposits have been resilient. In the second quarter, we allocated our $100 million sustainability bond issuance to targeted social and environmental projects. We’re proud to be a leader promoting strong support to the communities in our footprint”

CFO David Rosato added, “Second quarter GAAP net income of $23.9 million increased 3% year-over-year, generating an 8.3 percent return on average tangible common equity. The cumulative impact of Federal Reserve Bank interest rate hikes has resulted in higher funding costs for Berkshire Bank and the industry, compressing net interest margins and operating profitability. Net income decreased 14 percent linked quarter, primarily reflecting lower net interest income. Net interest margin of 3.24 percent improved 13 basis points from a year ago, but declined 34 basis points linked-quarter. Further expansion of average loan yields was more than offset by higher deposit and borrowing costs. Period-end loan balances grew 2 percent while deposits were unchanged. The period-end loan to deposit ratio measured 88 percent and the ratio of tangible common equity to tangible assets stood at 7.9 percent. Common stock repurchases totaled $12 million for the quarter.”

	As of and For the Three Months Ended
	June 30, 2023	Mar. 31, 2023	June 30, 2022
Asset Quality
Net loan charge-offs to average loans	0.26%	0.32%	0.02%
Non-performing loans to total loans	0.32%	0.31%	0.34%

Returns
Return on average assets[1]	0.78%	0.94%	0.82%
Return on average tangible common equity[1]	8.26%	9.59%	8.33%

Capital Ratios[2]
Tangible common equity/tangible assets[1]	7.9%	7.9%	8.5%
Tier 1 leverage	9.6%	9.9%	10.2%
Common equity Tier 1	12.1%	12.1%	12.9%
Tier 1 risk-based	12.3%	12.4%	13.2%
Total risk-based	14.4%	14.4%	16.1%

1. See non-GAAP measures and reconciliation to GAAP beginning on page 12. All performance ratios are annualized and are based on average balance sheet amounts, where applicable. 2. Presented as projected for June 30, 2023 and actual for the remaining periods.

Headquartered in Boston, Berkshire Hills Bancorp is the parent of Berkshire Bank. Providing a wide range of financial solutions through its consumer banking, commercial banking and wealth management divisions, the Bank has approximately $12.1 billion in assets and a community-based footprint of 100 financial centers in Massachusetts, New York, Vermont, Connecticut and Rhode Island. Access more information about Berkshire Hills Bancorp at ir.berkshirebank.com.

2Q 2023 Financial Highlights

Income Statement

•	GAAP and operating earnings totaled $23.9 million, or $0.55 per share.
•	Net interest income totaled $92.8 million in 2Q23 compared to $97.5 million in 1Q23.
○	One additional calendar day in 2Q23 (1% increase in net interest income).
•	Net interest margin decreased 34 basis points from 1Q23 to 3.24% reflecting:
○	Higher cost of funds (increase of 58 basis points).
•	Includes higher deposit costs (increase of 41 basis points).
•	Includes $600 million increase in higher cost average borrowings.
○	Higher yields on the loan portfolio (increase of 20 basis points).
•	Provision for credit losses on loans totaled $8.0 million.
○	Allowance for credit losses on loans increased $2.2 million.
○	Net loan charge-offs totaled $5.8 million.
○	Net annualized loan charge-off ratio of 0.26%.
•	Non-interest income totaled $17.1 million in 2Q23 compared to $16.6 million in 1Q23.
○	Deposit related fees included $215 thousand in higher commercial cash management fees.
○	Loan related non-interest revenue included $754 thousand in higher interest rate swap income.
○	Gain on SBA loan sales increased $416 thousand.
○	Wealth management revenue seasonally decreased $156 thousand. At June 30, 2023, wealth assets under management were $1.4 billion.
•	Non-interest expense totaled $74.0 million in 2Q23, compared to $72.0 million in 1Q23.
○	Compensation and benefits expense increased $889 thousand.
○	Occupancy and equipment expense decreased $409 thousand.
○	Technology and communications expense increased $994 thousand.
○	The efficiency ratio was 63.6% for 2Q23 compared to 59.5% for 1Q23.
•	The effective income tax rate was 14.2% for 2Q23 and 15.6% for the first six months of 2023 compared to 18.7% for the full year of 2022.

Loans

•	Commercial real estate loans totaled $4.3 billion at June 30, 2023, an $84 million increase from March 31, 2023.
○	Average commercial real estate loans totaled $4.3 billion in 2Q23, a $117 million increase from 1Q23.
•	Commercial and industrial loans totaled $1.5 billion at June 30, 2023, an $88 million decrease from March 31, 2023.
○	Average commercial and industrial loans totaled $1.5 billion in 2Q23, a $31 million decrease from 1Q23.
•	Residential mortgage loans totaled $2.6 billion at June 30, 2023, a $215 million increase from March 31, 2023.

o	Average residential mortgage loans totaled $2.5 billion in 2Q23, a $205 million increase from 1Q23.

•	Consumer loans totaled $517 million at June 30, 2023, a $10 million decrease from March 31, 2023.

o	Average consumer loans totaled $524 million in 2Q23, a $15 million decrease from 1Q23.

•	Total non-performing loans to total loans was 0.32% at June 30, 2023 compared to 0.31% at March 31, 2023.

•	The allowance for credit losses to total loans was 1.13% at June 30, 2023, unchanged from March 31, 2023.

Deposits

•	Non-interest bearing deposits totaled $2.6 billion at June 30, 2023, a $56 million decrease from March 31, 2023.
○	Average non-interest bearing deposits totaled $2.6 billion in 2Q23, a $112 million decrease from 1Q23.
•	Time deposits totaled $2.4 billion at June 30, 2023, $323 million increase from March 31, 2023.
○	Average time deposits totaled $2.3 billion in 2Q23, a $479 million increase from 1Q23.

2Q 2023 ESG & CORPORATE RESPONSIBILITY HIGHLIGHTS

Berkshire is a performance and purpose-driven, values-guided, community-centered bank. Berkshire's ESG activities are central to its strategy. Key highlights in the quarter include:

•	The Company announced the allocation of its inaugural $100 million sustainability bond which helped create 330 units of affordable and workforce housing along with more than 200,000 square feet of green building development. Further details can be found in Berkshire’s Sustainability Bond Report which highlights how proceeds were allocated to support affordable housing, workforce housing, green building and financial access and inclusion projects in communities across New England and New York.

•	Berkshire maintained its top quartile ESG rating performance and was named the recipient of the LGBT Corporate Ally Award from the Boston Business Journal.

Forward Looking Statements: This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “remain,” “target” and similar expressions. There are many factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements, which reflect our expectations only as of the date of this document. Berkshire does not undertake any obligation to update forward-looking statements.

INVESTOR CONTACT Kevin Conn Investor Relations 617.641.9206 kaconn@berkshirebank.com	MEDIA CONTACT Gary Levante Corporate Communications 413.447.1737 glevante@berkshirebank.com

###

SELECTED FINANCIAL HIGHLIGHTS (1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022
NOMINAL AND PER SHARE DATA
Net earnings per common share, diluted	$0.55	$0.63	$0.69	$0.42	$0.50
Operating earnings per common share, diluted (2)(3)	0.55	0.63	0.64	0.62	0.51
Net income, (thousands)	23,861	27,637	30,505	18,717	23,115
Operating net income, (thousands) (2)(3)	23,878	27,608	28,254	27,928	23,562
Net interest income, (thousands) non FTE	92,759	97,533	102,092	92,084	81,358
Net interest income, FTE (5)	94,721	99,441	103,937	93,799	82,918
Total common shares outstanding, end of period (thousands)	44,033	44,411	44,361	45,040	45,788
Average diluted shares, (thousands)	43,532	44,036	44,484	45,034	46,102
Total book value per common share, end of period	22.11	22.42	21.51	20.93	22.15
Tangible book value per common share, end of period (2)(3)	21.60	21.89	20.95	20.36	21.56
Dividends per common share	0.18	0.18	0.18	0.12	0.12
Dividend payout ratio	33.47%	28.98%	26.59%	29.35%	25.24%

PERFORMANCE RATIOS (4)
Return on equity	7.82%	9.11%	10.06%	6.30%	7.82%
Operating return on equity (2)(3)	7.82	9.10	9.32	9.40	7.97
Return on tangible common equity (2)(3)	8.26	9.59	10.59	6.76	8.33
Operating return on tangible common equity (2)(3)	8.27	9.59	9.83	9.92	8.48
Return on assets	0.78	0.94	1.08	0.66	0.82
Operating return on assets (2)(3)	0.78	0.94	1.00	0.99	0.84
Net interest margin, FTE (5)	3.24	3.58	3.84	3.48	3.11
Efficiency ratio (3)	63.57	59.51	58.25	62.01	66.60

FINANCIAL DATA (in millions, end of period)
Total assets	$12,090	$12,320	$11,663	$11,317	$11,579
Total earning assets	11,370	11,615	10,913	10,604	10,849
Total loans	8,882	8,682	8,335	7,943	7,803
Total deposits	10,068	10,068	10,327	9,988	10,115
Loans/deposits (%)	88%	86%	81%	80%	77%
Total accumulated other comprehensive (loss) net of tax, end of period	$(186)	$(159)	$(181)	$(188)	$(123)
Total shareholders' equity	973	995	954	943	1,014

ASSET QUALITY
Allowance for credit losses, (millions)	$100	$98	$96	$96	$99
Net charge-offs, (millions)	(6)	(7)	(12)	(6)	(0)
Net charge-offs (QTD annualized)/average loans	0.26%	0.32%	0.58%	0.30%	0.02%
Provision (benefit)/expense, (millions)	$8	$9	$12	$3	$-
Non-performing assets, (millions)	31	29	33	40	29
Non-performing loans/total loans	0.32%	0.31%	0.37%	0.48%	0.34%
Allowance for credit losses/non-performing loans	353	363	309	254	368
Allowance for credit losses/total loans	1.13	1.13	1.15	1.21	1.27

CAPITAL RATIOS
Risk weighted assets, (millions)(6)	$9,518	$9,454	$9,151	$8,823	$8,718
Common equity Tier 1 capital to risk weighted assets (6)	12.1%	12.1%	12.4%	12.7%	13.0%
Tier 1 capital leverage ratio (6)	9.6	9.9	10.2	10.1	10.2
Tangible common shareholders' equity/tangible assets (3)	7.9	7.9	8.0	8.1	8.5

(1)	All financial tables presented are unaudited.
(2)	Reconciliations of non-GAAP financial measures, including all references to operating and tangible amounts, appear on pages 12 and 13.
(3)	Non-GAAP financial measure. Operating measurements are non-GAAP financial measures that are adjusted to exclude net non-operating charges primarily related to acquisitions and restructuring activities. See pages 12 and 13 for reconciliations of non-GAAP financial measures.
(4)	All performance ratios are annualized and are based on average balance sheet amounts, where applicable.
(5)	Fully taxable equivalent considers the impact of tax advantaged investment securities and loans.
(6)	Presented as projected for June 30, 2023 and actual for the remaining periods.

CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	June 30,
(in thousands)	2023	2023	2022	2022
Assets
Cash and due from banks	$120,285	$121,589	$145,342	$156,470
Short-term investments	520,315	884,973	540,013	714,547
Total cash and cash equivalents	640,600	1,006,562	685,355	871,017

Trading securities, at fair value	6,405	6,584	6,708	7,040
Equity securities, at fair value	12,868	13,072	12,856	14,154
Securities available for sale, at fair value	1,340,331	1,407,271	1,423,200	1,697,019
Securities held to maturity, at amortized cost	563,765	574,606	583,453	602,611
Federal Home Loan Bank stock	34,714	44,245	7,219	9,365
Total securities	1,958,083	2,045,778	2,033,436	2,330,189
Less: Allowance for credit losses on investment securities	(71)	(71)	(91)	(94)
Net securities	1,958,012	2,045,707	2,033,345	2,330,095

Loans held for sale	8,708	1,906	4,311	1,062

Commercial real estate loans	4,315,202	4,231,510	4,095,079	3,919,678
Commercial and industrial loans	1,464,922	1,553,340	1,473,316	1,471,446
Residential mortgages	2,584,959	2,369,614	2,216,410	1,819,341
Consumer loans	517,319	527,503	550,504	592,986
Total loans	8,882,402	8,681,967	8,335,309	7,803,451
Less: Allowance for credit losses on loans	(100,219)	(97,991)	(96,270)	(99,021)
Net loans	8,782,183	8,583,976	8,239,039	7,704,430

Premises and equipment, net	76,903	78,710	85,217	89,657
Other intangible assets	22,074	23,279	24,483	27,046
Other assets	593,621	571,616	587,854	550,275
Assets held for sale	8,220	8,220	3,260	5,386
Total assets	$12,090,321	$12,319,976	$11,662,864	$11,578,968

Liabilities and shareholders' equity
Non-interest bearing deposits	$2,594,528	$2,650,937	$2,852,127	$2,921,347
NOW and other deposits	944,775	959,417	1,054,596	2,247,544
Money market deposits	3,005,081	3,274,630	3,723,570	2,327,004
Savings deposits	1,088,405	1,069,915	1,063,269	1,143,352
Time deposits	2,435,618	2,112,646	1,633,707	1,475,417
Total deposits	10,068,407	10,067,545	10,327,269	10,114,664

Federal Home Loan Bank advances	674,345	904,395	4,445	58,542
Subordinated borrowings	121,238	121,176	121,064	195,659
Total borrowings	795,583	1,025,571	125,509	254,201

Other liabilities	252,950	231,380	256,024	196,053
Total liabilities	11,116,940	11,324,496	10,708,802	10,564,918

Common shareholders' equity	973,381	995,480	954,062	1,014,050
Total shareholders' equity	973,381	995,480	954,062	1,014,050
Total liabilities and shareholders' equity	$12,090,321	$12,319,976	$11,662,864	$11,578,968

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2023	2022	2023	2022
Interest income	$145,425	$87,379	$277,741	$162,202
Interest expense	52,666	6,021	87,449	11,781
Net interest income, non FTE	92,759	81,358	190,292	150,421
Non-interest income
Deposit related fees	8,571	8,005	16,882	15,356
Loan fees and other	3,189	1,113	5,658	6,052
Gain on SBA loan sales	2,910	3,619	5,404	6,964
Wealth management fees	2,583	2,775	5,322	5,400
Other	(137)	1,812	222	4,978
Total non-interest income excluding (losses)/gains	17,116	17,324	33,488	38,750
Fair value adjustments on securities	(22)	(973)	212	(1,718)
Total non-interest income	17,094	16,351	33,700	37,032
Total net revenue	109,853	97,709	223,992	187,453

Provision expense/(benefit) for credit losses	8,000	-	16,999	(4,000)
Non-interest expense
Compensation and benefits	39,960	37,830	79,031	75,351
Occupancy and equipment	8,970	9,438	18,349	19,505
Technology and communications	10,465	8,611	19,936	17,138
Professional services	2,526	2,913	5,803	5,605
Other expenses	12,106	9,648	22,899	19,373
Merger, restructuring and other non-operating expenses	21	35	(15)	53
Total non-interest expense	74,048	68,475	146,003	137,025
Total non-interest expense excluding merger, restructuring and other	74,027	68,440	146,018	136,972

Income before income taxes	$27,805	$29,234	$60,990	$54,428
Income tax expense	3,944	6,119	9,492	11,117
Net income	$23,861	$23,115	$51,498	$43,311

Basic earnings per common share	$0.55	$0.50	$1.18	$0.93
Diluted earnings per common share	$0.55	$0.50	$1.18	$0.92

Weighted average shares outstanding:
Basic	43,443	45,818	43,564	46,733
Diluted	43,532	46,102	43,780	47,074

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(in thousands, except per share data)	2023	2023	2022	2022	2022
Interest income	$145,425	$132,316	$121,384	$103,671	$87,379
Interest expense	52,666	34,783	19,292	11,587	6,021
Net interest income, non FTE	92,759	97,533	102,092	92,084	81,358
Non-interest income
Deposit related fees	8,571	8,311	8,293	8,377	8,005
Loan fees and other	3,189	2,469	2,123	1,292	1,113
Gain on SBA loan sales	2,910	2,494	2,979	2,551	3,619
Wealth management fees	2,583	2,739	2,255	2,353	2,775
Other	(137)	359	(159)	2,154	1,812
Total non-interest income excluding (losses)/gains	17,116	16,372	15,491	16,727	17,324
Fair value adjustments on securities	(22)	234	163	(476)	(973)
Total non-interest income	17,094	16,606	15,654	16,251	16,351
Total net revenue	109,853	114,139	117,746	108,335	97,709

Provision expense/(benefit) for credit losses	8,000	8,999	12,000	3,000	-
Non-interest expense
Compensation and benefits	39,960	39,071	37,968	39,422	37,830
Occupancy and equipment	8,970	9,379	9,431	8,702	9,438
Technology and communications	10,465	9,471	9,729	8,719	8,611
Professional services	2,526	3,277	3,153	3,285	2,913
Other expenses	12,106	10,793	12,350	10,076	9,648
Merger, restructuring and other non-operating expenses	21	(36)	(2,617)	11,473	35
Total non-interest expense	74,048	71,955	70,014	81,677	68,475
Total non-interest expense excluding merger, restructuring and other	74,027	71,991	72,631	70,204	68,440

Income before income taxes	$27,805	$33,185	$35,732	$23,658	$29,234
Income tax expense	3,944	5,548	5,227	4,941	6,119
Net income	$23,861	$27,637	$30,505	$18,717	$23,115

Diluted earnings per common share	$0.55	$0.63	$0.69	$0.42	$0.50

Weighted average shares outstanding:
Basic	43,443	43,693	44,105	44,700	45,818
Diluted	43,532	44,036	44,484	45,034	46,102

AVERAGE BALANCES AND AVERAGE YIELDS AND COSTS

	Quarters Ended
	June 30, 2023			March 31, 2023			June 30, 2022
(in millions)	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate
Assets
Commercial real estate	4,283	67	6.16%	4,166	61	5.88%	3,831	37	3.79%
Commercial and industrial loans	1,496	27	7.27	1,527	26	6.92	1,447	16	4.46
Residential mortgages	2,488	24	3.87	2,283	21	3.70	1,652	15	3.57
Consumer loans	524	9	7.28	539	10	7.24	562	8	5.41
Total loans	8,791	127	5.77	8,515	118	5.57	7,492	75	3.99
Securities (2)	2,236	13	2.27	2,261	13	2.23	2,621	13	1.97
Short-term investments and loans HFS	560	7	4.94	313	3	4.24	476	1	0.57
Total earning assets	11,587	147	5.05	11,089	134	4.85	10,589	89	3.34
Goodwill and other intangible assets	22			24			27
Other assets	665			692			644
Total assets	12,274			11,805			11,260

Liabilities and shareholders' equity
Non-interest-bearing demand deposits	2,594	-	-%	2,706	-	-%	2,903	-	-%
NOW and other	1,055	4	1.35	1,456	6	1.64	1,454	-	0.12
Money market	2,555	14	2.13	2,659	10	1.59	2,811	2	0.19
Savings	1,077	-	0.50	1,047	-	0.10	1,127	-	0.03
Time	2,287	18	3.07	1,808	10	2.13	1,460	2	0.64
Total cost deposits	9,568	36	1.51	9,676	26	1.09	9,755	4	0.17
Borrowings (3)	1,288	17	5.14	688	9	5.06	160	2	4.61
Total funding liabilities	10,856	53	1.94	10,364	35	1.36	9,915	6	0.24

Other liabilities	197			227			163
Total liabilities	11,053			10,591			10,078

Common shareholders' equity	1,221			1,214			1,182
Total shareholders' equity	1,221			1,214			1,182
Total liabilities and shareholders' equity	12,274			11,805			11,260
Net interest margin, FTE			3.24			3.58			3.11

Total average non-maturity deposits	7,281			7,868			8,295

Supplementary data
Net Interest Income, non FTE	92.759			97.533			81.358
FTE income adjustment	1.962			1.908			1.560
Net Interest Income, FTE	94.721			99.441			82.918

(1) Interest income and expense presented on a fully taxable equivalent basis.

(2) Average balances for securities available-for-sale are based on amortized cost.

(3) Average balances for borrowings includes the financing lease obligation which is presented under other liabilities on the consolidated balance sheet.

ASSET QUALITY ANALYSIS

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(in thousands)	2023	2023	2022	2022	2022
NON-PERFORMING ASSETS
Commercial real estate	$1,509	$2,546	$2,434	$2,976	$8,277
Commercial and industrial loans	15,597	12,155	17,023	21,008	4,891
Residential mortgages	8,728	9,442	8,612	10,407	10,331
Consumer loans	2,565	2,848	3,045	3,463	3,385
Total non-performing loans	28,399	26,991	31,114	37,854	26,884
Repossessed assets	2,549	2,462	2,209	2,175	2,004
Total non-performing assets	$30,948	$29,453	$33,323	$40,029	$28,888

Total non-performing loans/total loans	0.32%	0.31%	0.37%	0.48%	0.34%
Total non-performing assets/total assets	0.26%	0.24%	0.29%	0.35%	0.25%

PROVISION AND ALLOWANCE FOR CREDIT LOSSES ON LOANS
Balance at beginning of period	$97,991	$96,270	$96,013	$99,021	$99,475
Adoption of ASU No. 2022-02	-	(401)	-	-	-
Balance after adoption of ASU No. 2022-02	97,991	95,869	96,013	99,021	99,475
Charged-off loans	(7,686)	(7,936)	(12,995)	(7,424)	(1,593)
Recoveries on charged-off loans	1,914	1,059	1,252	1,416	1,139
Net loans charged-off	(5,772)	(6,877)	(11,743)	(6,008)	(454)
Provision (benefit)/expense for loan credit losses	8,000	8,999	12,000	3,000	-
Balance at end of period	$100,219	$97,991	$96,270	$96,013	$99,021

Allowance for credit losses/total loans	1.13%	1.13%	1.15%	1.21%	1.27%
Allowance for credit losses/non-performing loans	353%	363%	309%	254%	368%

NET LOAN CHARGE-OFFS
Commercial real estate	$664	$122	$187	$(854)	$(76)
Commercial and industrial loans	(4,146)	(5,695)	(10,914)	(4,931)	(237)
Residential mortgages	(143)	305	192	122	(30)
Home equity	126	16	(128)	1	33
Auto and other consumer	(2,273)	(1,625)	(1,080)	(346)	(144)
Total, net	$(5,772)	$(6,877)	$(11,743)	$(6,008)	$(454)

Net charge-offs (QTD annualized)/average loans	0.26%	0.32%	0.58%	0.30%	0.02%
Net charge-offs (YTD annualized)/average loans	0.29%	0.32%	0.27%	0.16%	0.08%

DELINQUENT AND NON-PERFORMING LOANS	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans
30-89 Days delinquent	$15,147	0.17%	$14,210	0.16%	$12,162	0.15%	$14,662	0.18%	$36,184	0.46%
90+ Days delinquent and still accruing	7,812	0.09%	6,937	0.08%	7,038	0.08%	6,285	0.08%	6,760	0.09%
Total accruing delinquent loans	22,959	0.26%	21,147	0.24%	19,200	0.23%	20,947	0.26%	42,944	0.55%
Non-performing loans	28,399	0.32%	26,991	0.31%	31,114	0.37%	37,854	0.48%	26,884	0.34%
Total delinquent and non-performing loans	$51,358	0.58%	$48,138	0.55%	$50,314	0.60%	$58,801	0.74%	$69,828	0.89%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA

		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(in thousands)		2023	2023	2022	2022	2022
Total non-interest income		$17,094	$16,606	$15,654	$16,251	$16,351
Adj: Fair value adjustments on securities (1)		-	-	(163)	476	973
Total operating non-interest income (2)		$17,094	$16,606	$15,491	$16,727	$17,324

Total revenue	(A)	$109,853	$114,139	$117,746	$108,335	$97,709
Adj: Fair value adjustments on securities (1)		-	-	(163)	476	973
Total operating revenue (2)	(B)	$109,853	$114,139	$117,583	$108,811	$98,682

Total non-interest expense	(C)	$74,048	$71,955	$70,014	$81,677	$68,475
Adj: Merger, restructuring and other non-operating expenses		(21)	36	2,617	(11,473)	(35)
Operating non-interest expense (2)	(D)	$74,027	$71,991	$72,631	$70,204	$68,440

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$35,805	$42,184	$47,732	$26,658	$29,234
Operating pre-tax, pre-provision net revenue (PPNR) (2)	(B-D)	35,826	42,148	44,952	38,607	30,242

Net income		$23,861	$27,637	$30,505	$18,717	$23,115
Adj: Fair value adjustments on securities (1)		-	-	(163)	476	973
Adj: Restructuring expense and other non-operating expenses		21	(36)	(2,617)	11,473	35
Adj: Income taxes (expense)/benefit		(4)	7	529	(2,738)	(561)
Total operating income (2)	(E)	$23,878	$27,608	$28,254	$27,928	$23,562

(in millions, except per share data)
Total average assets	(F)	$12,274	$11,805	$11,321	$11,315	$11,260
Total average shareholders' equity	(G)	1,221	1,214	1,213	1,189	1,182
Total average tangible shareholders' equity (2)	(H)	1,198	1,190	1,188	1,164	1,155
Total accumulated other comprehensive (loss) net of tax, end of period		(186)	(159)	(181)	(188)	(123)
Total tangible shareholders' equity, end of period (2)	(J)	951	972	930	917	987
Total tangible assets, end of period (2)	(L)	12,068	12,297	11,638	11,291	11,552

Total common shares outstanding, end of period (thousands)	(M)	44,033	44,411	44,361	45,040	45,788
Average diluted shares outstanding (thousands)	(N)	43,532	44,036	44,484	45,034	46,102

GAAP earnings per common share, diluted (2)		$0.55	$0.63	$0.69	$0.42	$0.50
Operating earnings per common share, diluted (2)	(E/N)	0.55	0.63	0.64	0.62	0.51
Tangible book value per common share, end of period (2)	(J/M)	21.60	21.89	20.95	20.36	21.56
Total tangible shareholders' equity/total tangible assets (2)	(J/L)	7.88	7.91	7.99	8.12	8.54

Performance ratios (3)
GAAP return on equity		7.82%	9.11%	10.06%	6.30	7.82%
Operating return on equity (2)	(E/G)	7.82	9.10	9.32	9.40	7.97
Return on tangible common equity (2)(4)		8.26	9.59	10.59	6.76	8.33
Operating return on tangible common equity (2)(4)	(E+Q)/(H)	8.27	9.59	9.83	9.92	8.48
GAAP return on assets		0.78	0.94	1.08	0.66	0.82
Operating return on assets (2)	(E/F)	0.78	0.94	1.00	0.99	0.84
Efficiency ratio (2)	(D-Q)/(B+O+R)	63.57	59.51	58.25	62.01	66.60

Supplementary data (in thousands)
Tax benefit on tax-credit investments (5)	(O)	$2,735	$2,897	$3,068	$620	$595
Non-interest income tax-credit investments amortization (6)	(P)	(2,210)	(2,285)	(2,355)	(445)	(351)
Net income on tax-credit investments	(O+P)	525	612	713	175	244

Intangible amortization	(Q)	$1,205	$1,205	$1,277	$1,285	$1,286
Fully taxable equivalent income adjustment	(R)	1,962	1,908	1,845	1,715	1,560

(1) Starting March 31, 2023, fair value adjustments on securities are included in operating income.

(2) Non-GAAP financial measure.

(3) Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.

(4) Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.

(5) The tax benefit is the direct reduction to the income tax provision due to tax credit investments.

(6) The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA- UNAUDITED

		At or for the Six Months Ended
		June 30,	June 30,
(in thousands)		2023	2022
Total non-interest income		$33,700	$37,032
Adj: Fair value adjustments on securities (1)		-	1,718
Total operating non-interest income (2)		$33,700	$38,750

Total revenue	(A)	$223,992	$187,453
Adj: Fair value adjustments on securities (1)		-	1,718
Total operating revenue (2)	(B)	$223,992	$189,171

Total non-interest expense	(C)	$146,003	$137,025
Less: Merger, restructuring and other non-operating expenses		15	(53)
Operating non-interest expense (2)	(D)	$146,018	$136,972

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$77,989	$50,428
Operating pre-tax, pre-provision net revenue (PPNR) (2)	(B-D)	77,974	52,199

Net income		$51,498	$43,311
Adj: Fair value adjustments on securities (1)		-	1,718
Adj: Restructuring expense and other non-operating expenses		(15)	53
Adj: Income taxes (expense)/benefit		3	(731)
Total operating income (2)	(E)	$51,486	$44,351

(in millions, except per share data)
Total average assets	(F)	$12,040	$11,376
Total average shareholders' equity	(G)	1,217	1,185
Total average tangible shareholders' equity (2)	(H)	1,194	1,157
Total accumulated other comprehensive (loss) net of tax, end of period		(186)	(123)
Total tangible shareholders' equity, end of period (2)	(J)	951	987
Total tangible assets, end of period (2)	(L)	12,068	11,552

Total common shares outstanding, end of period (thousands)	(M)	44,033	45,788
Average diluted shares outstanding (thousands)	(N)	43,780	47,074

GAAP earnings/(loss) per common share, diluted (2)		$1.18	$0.92
Operating earnings per common share, diluted (2)	(E/N)	1.18	0.94
Tangible book value per common share, end of period (2)	(J/M)	21.60	21.56
Total tangible shareholders' equity/total tangible assets (2)	(J/L)	7.88	8.54

Performance ratios (3)
GAAP return on equity		8.46%	7.31%
Operating return on equity (2)	(E/G)	8.46	7.49
Return on tangible common equity (2)(4)		8.92	7.81
Operating return on tangible common equity (2)(4)	(E+Q)/(H)	8.92	7.99
GAAP return on assets		0.86	0.76
Operating return on assets (2)	(E/F)	0.86	0.78
Efficiency ratio (2)	(D-Q)/(B+O+R)	61.50	69.48
Net interest margin, FTE		3.40	2.86

Supplementary data (in thousands)
Tax benefit on tax-credit investments (5)	(O)	$5,632	$1,191
Non-interest income charge on tax-credit investments (6)	(P)	(4,495)	(708)
Net income on tax-credit investments	(O+P)	1,137	483

Intangible amortization	(Q)	$2,410	$2,572
Fully taxable equivalent income adjustment	(R)	3,869	3,084

(1) Starting March 31, 2023, fair value adjustments on securities are included in operating income.

(2) Non-GAAP financial measure.

(3) Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.

(4) Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.

(5) The tax benefit is the direct reduction to the income tax provision due to tax credit investments.

(6) The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.